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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 3, 1999
                                                   ------------



                              Maytag Corporation
                              ------------------
              (Exact Name of Registrant as specified in Charter)


            Delaware                       1-655                42-0401785
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   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)              File Number)        Identification No.)


403 West Fourth Street North
Newton, Iowa                                                     50208
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (515) 787-7000
                                                   ----------------



                                      N/A
                                      ---
        (Former Name or Former Address, if Changed Since Last Report.)

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Item 7.   Financial Statements and Exhibits.

          (a) Financial statements of businesses acquired:

          Not applicable.

          (b) Pro forma financial information:

          Not applicable.

          (c) Exhibits:

               In accordance with the provisions of Item 601 of Regulation S-K, attached as exhibits 1.1, 4.1, 4.2 and 4.3, respectively, are the following which are each incorporated by reference herein:

1. Form of Distribution Agreement Relating to the Registrant's Medium-Term Notes, Series D;

2. Fifth Supplemental Indenture dated as of June 3, 1999 between the Registrant and The First National Bank of Chicago, as Trustee;

3. Form of the Note Relating to the Registrant's Medium-Term Notes, Series D, Fixed Rate; and

4. Form of the Note Relating to the Registrant's Medium-Term Notes, Series D, Floating Rate.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MAYTAG CORPORATION

Date:  June 3, 1999
                                         By:  /s/ Gerald J. Pribanic
                                             -----------------------
                                             Gerald J. Pribanic
                                             Executive Vice President and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit
  No.                  Description
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1.1                    Form of Distribution Agreement Relating to the
                       Registrant's Medium Term Notes, Series D.

4.1 Fifth Supplemental Indenture dated as of June 3, 1999 between the Registrant and The First National Bank of Chicago, as Trustee.

4.2 Form of the Note Relating to the Registrant's Medium-Term Notes, Series D, Fixed Rate.

4.3 Form of the Note Relating to the Registrant's Medium-Term Notes, Series D, Floating Rate.

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